UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Brian D. Bullard

The Investment Company of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

ICA The Investment Company of America® Annual report for the year ended December 31, 2020

Invest in a fund whose
objective has stood
the test of time

The Investment Company of America seeks to achieve long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2021, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.29%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

12	Financial statements

35	Board of trustees and other officers

Fellow investors:

In 2020, the United States and global equity markets saw substantial volatility as nations attempted to curb the spread of the novel coronavirus, or COVID-19. While markets had started the year strong with the unmanaged Standard & Poor’s 500 Composite Index (S&P 500) posting record highs in January and February, March brought a sudden reversal of fortune.

The S&P 500, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, saw its third largest, single-day percentage drop of nearly 12% on Monday, March 16, as the economy reacted to the declaration of a national emergency regarding the COVID-19 pandemic the preceding Friday. Despite this, equity markets largely recovered and ended the year strong.

The investment objectives of The Investment Company of America (ICA) are to achieve long-term growth of capital and income. It seeks to accomplish these objectives by looking for quality companies that have good prospects of long-term growth and dividend income. Against this backdrop, ICA gained 14.50% for the 12-month period ended December 31, 2020, with distributions reinvested. In comparison, the S&P 500 gained 18.40% over the same period.

For the 20 years ended December 31, 2020, ICA posted an average annual total return of 7.38% with distributions reinvested, compared with 7.47% by the S&P 500. Over its lifetime, ICA has had an average annual total return of 12.11% with distributions reinvested, compared with 11.03% by the S&P 500.

Market overview

Following the March downturn, major indices generally rebounded in the second quarter as well as the second half of the year. Initial recovery was spurred by the variety of COVID-related measures passed between March and April aimed at ensuring economic stabilization during the national lockdown. This included the U.S.’s largest-ever economic stimulus package — the $2.2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act.

While interest rates were cut throughout 2019 and into early 2020, the Federal Open Markets Committee slashed the target range for the federal funds rate in mid-March to between 0.00% and 0.25% — rates last seen during the global financial crisis of the late 2000’s. These actions, among others, helped drive a strong initial rebound in markets.

Volatility continued throughout the year, however. Markets lost their momentum in September and October as the virus began to spread more rapidly, forcing further lockdowns which outweighed pockets of stronger economic data. Yet the markets reversed the trend in the last two months of the year. In November, the Dow Jones Industrial Average experienced its largest monthly gain in more than 30 years, and in December, the S&P 500 posted its 33rd record high of 2020.

Equity markets vs. economic indicators

Following the first quarter market drop, markets and common economic indicators experienced noticeable divergence throughout the remainder of the year.

The Investment Company of America	1

2020 results at a glance

Year ended December 31, 2020 (with all distributions reinvested)

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*

Income return	1.58%	1.82%
Capital return	12.92%	16.58%
Total return	14.50%	18.40%

*	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distributions paid in 2020

	Per Class A share	Payment date
Income dividends	$0.155	March 18
	0.155	June 17
	0.155	September 16
	0.155	December 16
	$0.620

Capital gain distributions	$0.114	June 17

Expense ratios and portfolio turnover rates1

Year ended December 31, 2020

	Expense ratio	Portfolio turnover rate
ICA	0.59%	39%
Industry average[2]	1.03%	49%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares for the year ended December 31, 2020. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Source: Refinitiv Lipper. Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for front-end load funds, for the most recent fiscal year-ends available as of 12/31/20.)

The S&P 500 not only recovered but also set and broke new records, cresting the 3,500 mark then ending 2020 above 3,700. Similarly, both IHS Markit and The Institute for Supply Management measurements of the purchasing managers’ index showed a significant uptick in December.

In line with the S&P 500’s drop, the unemployment rate spiked, reaching nearly 15% in April. While the equity market showed a V-shaped recovery, the unemployment rate has continued to hover around 7%. Additionally, the University of Michigan’s consumer sentiment index fell 30 points from over 100 in February, ranging between approximately 72 and 82 for the remainder of the year. Overall, market sentiment improved in the last quarter of the year with optimism over COVID-19 vaccines.

A tale of two equities: Growth vs. value

Underlying the equity market’s performance for the year is a tale of two equity strategies: growth vs. value. Growth stocks vastly outpaced their value peers, widening the performance gap for the fourth year in a row, and for large-capitalization stocks in particular, to levels not seen since 1999.

Up nearly 44% for the year, the information technology sector was the primary force behind this divergence. The importance of tech companies grew significantly in the pandemic as people increasingly depended on online solutions as companies pivoted to a virtual, or work-from-home, model.

2	The Investment Company of America

On the other side, sectors weighing on value strategies included energy, financial services and other sectors considered “defensive.” Oil supply greatly outstripped demand which fell precipitously early in the year, in line with the initial wave of stay-at-home orders. The sector rallied and ended the year on a strong note as oil prices rose to their highest levels since early March, driven by positive vaccine news, but were unable to reach January levels. Financials lagged before staging a moderate recovery towards the latter part of the year.

ICA’s portfolio in review

ICA lagged its primary benchmark, the S&P 500, for the 12-month period due to two key drivers. While the information technology sector comprised nearly 19% of the fund’s holdings, on average, throughout 2020 — its largest holding by sector on average — and helped drive positive results, the index weight was approximately 26.5% on average for the year. Secondly, the fund’s exposure to the energy sector, while at roughly 5.4% on average for the period, was nearly double the index’s 2.8% weighting, leading the sector’s downturn to weigh more heavily upon the fund.

On a relative basis, the industrials sector, also detracted from the fund’s performance for the year as aerospace and defense companies lagged earlier in the year as not only the pandemic weighed on expectations for an aerospace recovery, but also increasing concerns that rising budget deficits could crimp defense spending going forward.

Financials and communication services were top relative contributors for the year. ICA’s exposure to the financials sector is roughly half that of the index, which helped as many large banks were weighed down by the extraordinarily low interest rates and sluggish economic growth. Stock selection with a focus on interactive media and services in the communication services industry was crucial, as companies like Netflix and Facebook saw a surge in demand spurred by stay-at-home orders.

ICA’s cash position both helped and hindered the fund during the year, initially helping provide a cushion during the market downturn in the first quarter, but detracted from results somewhat for the year. Contribution from the health care sector was similarly mixed as the industry saw both significant interest and volatility driven by the changing face of the pandemic.

We remain focused on the long term

While concerns for the future of the U.S. economy remain amid political cross currents and recent events, our focus remains the same: Find solid companies at attractive valuations to hold for the long term. We remain confident in our robust fundamental research and bottom-up analysis — an investment philosophy that has served the fund well since its inception in the 1930s, and which has seen many market and economic cycles come and go.

We thank you for your ongoing trust and confidence you place in us. We look forward to reporting to you again in six months.

Cordially,

Grant L. Cambridge
Co-President

Martin Romo
Co-President

February 11, 2021

For current information about the fund, visit capitalgroup.com.

The Investment Company of America	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2020)*

	1 year	5 years	10 years
Class A shares	7.92%	11.50%	11.10%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.58% for Class A shares as of the prospectus dated March 1, 2021 (unaudited).

$2,500,000
1,000,000
500,000
100,000
10,000
6,000
Year ended December 31
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends and capital gain distributions reinvested in the years 1970 to 2020.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions, but does not reflect income dividends taken in cash.

4	The Investment Company of America

How a hypothetical $10,000 investment has grown over 50 years

This chart illustrates how a hypothetical $10,000 investment in The Investment Company of America over the past 50 years, from December 31, 1970, through December 31, 2020, showing the closing values for each year.

The Investment Company of America	5

Investment portfolio December 31, 2020

Industry sector diversification	Percent of net assets

Common stocks 95.33%	Shares	Value (000)
Energy 4.41%
Baker Hughes Co., Class A	44,578,105	$929,454
Canadian Natural Resources, Ltd. (CAD denominated)	11,087,371	266,449
Chevron Corp.	9,994,989	844,077
Concho Resources Inc.	6,541,258	381,682
ConocoPhillips	9,412,331	376,399
Diamondback Energy, Inc.	3,736,175	180,831
EOG Resources, Inc.	21,503,532	1,072,381
Exxon Mobil Corp.	1,267,110	52,230
Pioneer Natural Resources Company	850,935	96,913
Royal Dutch Shell PLC, Class B1	14,085,600	242,671
Schlumberger Ltd.	3,919,156	85,555
TC Energy Corp. (CAD denominated)	7,116,125	289,308
		4,817,950

Materials 4.48%
Air Products and Chemicals, Inc.	169,274	46,249
BHP Group PLC[1]	20,568,725	542,064
Celanese Corp.	1,037,551	134,819
Dow Inc.	5,975,444	331,637
Freeport-McMoRan Inc.	16,389,837	426,464
International Flavors & Fragrances Inc.[2]	2,687,898	292,551
Linde PLC	6,138,148	1,617,463
LyondellBasell Industries NV	2,042,964	187,258
Newmont Corp.	567,800	34,006
PPG Industries, Inc.	380,741	54,911
Rio Tinto PLC[1]	10,886,044	814,536
Sherwin-Williams Company	190,990	140,360
Vale SA, ordinary nominative (ADR)	15,752,294	264,008
		4,886,326

Industrials 8.42%
Carrier Global Corp.	26,136,531	985,870
Caterpillar Inc.	308,941	56,233
CSX Corp.	9,622,923	873,280
Cummins Inc.	449,385	102,055
Fortive Corp.	472,870	33,489
General Dynamics Corp.	5,309,733	790,194
General Electric Co.	79,617,300	859,867
Honeywell International Inc.	234,766	49,935
Illinois Tool Works Inc.	3,384,760	690,085
L3Harris Technologies, Inc.	4,256,933	804,645
Lockheed Martin Corp.	887,032	314,879
Norfolk Southern Corp.	435,767	103,543
Northrop Grumman Corp.	1,494,444	455,387
Otis Worldwide Corp.	3,266,339	220,641
Raytheon Technologies Corp.	18,306,558	1,309,102

6	The Investment Company of America

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
RELX PLC[1]	3,180,834	$78,239
Rolls-Royce Holdings PLC[1,3]	200,898,840	305,867
Safran SA1,2,3	945,148	134,041
Stanley Black & Decker, Inc.	3,300,760	589,384
Union Pacific Corp.	215,000	44,767
United Parcel Service, Inc., Class B	715,718	120,527
Waste Connections, Inc.	358,386	36,760
Waste Management, Inc.	1,955,495	230,612
		9,189,402

Consumer discretionary 10.26%
Airbnb, Inc., Class A3	51,500	7,560
Amazon.com, Inc.[3]	1,151,615	3,750,729
Aptiv PLC	1,505,939	196,209
Booking Holdings Inc.[3]	6,492	14,459
Darden Restaurants, Inc.	1,359,649	161,961
EssilorLuxottica[1]	911,093	142,091
General Motors Company	25,701,124	1,070,195
Hasbro, Inc.[4]	7,586,945	709,683
Hilton Worldwide Holdings Inc.	2,320,824	258,215
Home Depot, Inc.	9,492,487	2,521,394
Kering SA1	245,689	178,615
Las Vegas Sands Corp.	712,754	42,480
Marriott International, Inc., Class A	840,513	110,880
McDonald’s Corp.	2,782,029	596,968
NIKE, Inc., Class B	1,380,247	195,264
Royal Caribbean Cruises Ltd.	7,011,385	523,680
Sony Corp.[1]	2,850,300	286,580
Starbucks Corp.	436,500	46,697
Target Corp.	991,717	175,068
TJX Companies, Inc.	1,069,439	73,032
VF Corp.	645,900	55,166
YUM! Brands, Inc.	769,000	83,483
		11,200,409

Consumer staples 7.49%
Altria Group, Inc.	12,354,956	506,553
Anheuser-Busch InBev SA/NV1	1,822,576	127,366
British American Tobacco PLC[1]	18,669,946	694,427
Clorox Co.	575,000	116,104
Constellation Brands, Inc., Class A	993,685	217,667
Costco Wholesale Corp.	127,924	48,199
Estée Lauder Companies Inc., Class A	160,280	42,665
General Mills, Inc.	1,561,263	91,802
Keurig Dr Pepper Inc.	28,840,836	922,907
Kraft Heinz Company	734,095	25,444
Lamb Weston Holdings, Inc.[4]	10,041,516	790,669
Mondelez International, Inc.	2,298,136	134,372
Nestlé SA1	7,084,153	834,009
PepsiCo, Inc.	3,811,845	565,297
Pernod Ricard SA1	956,035	183,261
Philip Morris International Inc.	27,257,398	2,256,640
Procter & Gamble Company	791,938	110,190
Reckitt Benckiser Group PLC[1]	2,938,959	262,848
Walmart Inc.	1,747,000	251,830
		8,182,250

Health care 13.60%
Abbott Laboratories	26,843,934	2,939,142
AbbVie Inc.	5,759,075	617,085
AmerisourceBergen Corp.	367,397	35,917
Amgen Inc.	5,826,311	1,339,585
Anthem, Inc.	276,954	88,927
AstraZeneca PLC[1]	2,647,490	264,508
Baxter International Inc.	1,222,719	98,111
Centene Corp.[3]	731,411	43,907
Chugai Pharmaceutical Co., Ltd.[1]	3,589,700	191,650
Cigna Corp.	279,000	58,082

The Investment Company of America	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Daiichi Sankyo Company, Ltd.[1]	33,733,200	$1,156,388
Danaher Corp.	860,470	191,145
DexCom, Inc.[3]	90,246	33,366
Edwards Lifesciences Corp.[3]	1,680,056	153,271
Eli Lilly and Company	1,020,273	172,263
Gilead Sciences, Inc.	21,751,493	1,267,242
GlaxoSmithKline PLC[1]	27,580,265	505,355
Humana Inc.	490,282	201,148
Johnson & Johnson	597,311	94,005
Medtronic PLC	4,178,193	489,433
Merck & Co., Inc.	11,896,644	973,145
Novartis AG1	2,424,587	229,004
Roche Holding AG, nonvoting, non-registered shares[1]	581,760	202,981
Royalty Pharma PLC, Class A	8,190,570	409,938
Seagen Inc.[3]	789,441	138,263
Stryker Corp.	404,794	99,191
Teva Pharmaceutical Industries Ltd. (ADR)[3]	22,781,732	219,844
Thermo Fisher Scientific Inc.	1,720,769	801,500
UnitedHealth Group Inc.	5,033,378	1,765,105
Zimmer Biomet Holdings, Inc.	478,046	73,662
		14,853,163

Financials 7.78%
AIA Group Ltd.[1]	29,880,800	368,062
American International Group, Inc.	22,506,047	852,079
Aon PLC, Class A	1,201,233	253,784
Arthur J. Gallagher & Co.	1,932,338	239,049
Bank of America Corp.	1,355,445	41,084
BlackRock, Inc.	772,941	557,708
Chubb Ltd.	3,228,312	496,902
Citigroup Inc.	13,010,653	802,237
Citizens Financial Group, Inc.	3,911,117	139,862
CME Group Inc., Class A	821,789	149,607
Discover Financial Services	4,238,815	383,740
Great-West Lifeco Inc. (CAD denominated)	9,980,768	237,973
JPMorgan Chase & Co.	13,298,427	1,689,831
KeyCorp	1,280,241	21,009
Marsh & McLennan Companies, Inc.	474,291	55,492
PNC Financial Services Group, Inc.	8,173,495	1,217,851
S&P Global Inc.	1,702,500	559,663
The Blackstone Group Inc., Class A	616,456	39,952
Travelers Companies, Inc.	2,205,900	309,642
Truist Financial Corp.	1,674,158	80,242
		8,495,769

Information technology 20.54%
Accenture PLC, Class A	2,496,375	652,078
Adobe Inc.[3]	876,606	438,408
Amphenol Corp., Class A	4,844,753	633,548
Analog Devices, Inc.	324,556	47,947
Apple Inc.	17,516,117	2,324,214
Applied Materials, Inc.	907,058	78,279
ASML Holding NV1	1,994,785	964,004
Broadcom Inc.	12,759,660	5,586,817
Cognizant Technology Solutions Corp., Class A	2,202,000	180,454
Fidelity National Information Services, Inc.	1,238,472	175,194
Global Payments Inc.	1,010,000	217,574
GoDaddy Inc., Class A3	466,562	38,701
Intel Corp.	10,636,766	529,924
Intuit Inc.	273,269	103,801
Mastercard Inc., Class A	2,965,661	1,058,563
Microsoft Corp.	33,295,332	7,405,548
NetApp, Inc.	2,548,476	168,811
Okta, Inc., Class A3	215,063	54,682
Paychex, Inc.	211,011	19,662
QUALCOMM Inc.	557,490	84,928
Samsung Electronics Co., Ltd.[1]	6,000,000	448,425
ServiceNow, Inc.[3]	1,316,014	724,374

8	The Investment Company of America

		Value
Common stocks (continued)	Shares	(000)
Information technology (continued)
SS&C Technologies Holdings, Inc.	2,577,886	$187,541
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	2,483,000	46,634
Visa Inc., Class A	1,167,791	255,431
Vontier Corp.[3]	189,148	6,317
		22,431,859

Communication services 13.52%
Activision Blizzard, Inc.	1,343,470	124,741
Alphabet Inc., Class A3	1,237,550	2,168,980
Alphabet Inc., Class C3	707,399	1,239,278
Charter Communications, Inc., Class A3	749,814	496,040
Comcast Corp., Class A	67,965,636	3,561,399
Facebook, Inc., Class A3	16,399,555	4,479,702
Netflix, Inc.[3]	4,621,717	2,499,101
Omnicom Group Inc.	1,750,000	109,148
Vodafone Group PLC[1]	47,782,430	78,632
		14,757,021

Utilities 2.77%
AES Corp.	11,216,388	263,585
American Electric Power Company, Inc.	2,688,731	223,891
CenterPoint Energy, Inc.	2,606,837	56,412
CMS Energy Corp.	3,575,142	218,119
Consolidated Edison, Inc.	1,248,292	90,214
Dominion Energy, Inc.	3,109,822	233,859
Edison International	4,209,122	264,417
Enel SpA[1]	11,500,000	116,131
Entergy Corp.	547,000	54,613
Exelon Corp.	8,541,970	360,642
NextEra Energy, Inc.	4,282,076	330,362
PG&E Corp.[3]	30,382,888	378,571
Sempra Energy	2,492,021	317,508
Xcel Energy Inc.	1,708,761	113,923
		3,022,247

Real estate 2.06%
Alexandria Real Estate Equities, Inc. REIT	1,762,564	314,124
American Tower Corp. REIT	2,041,264	458,182
Crown Castle International Corp. REIT	3,983,520	634,137
Equinix, Inc. REIT	274,759	196,227
Prologis, Inc. REIT	1,205,350	120,125
Public Storage REIT	588,807	135,973
SBA Communications Corp. REIT	1,384,849	390,708
		2,249,476

Total common stocks (cost: $61,249,637,000)		104,085,872

Preferred securities 0.30%
Financials 0.30%
Fannie Mae, Series S, 8.25% noncumulative, preferred shares[3]	18,204,422	156,194
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative, preferred shares[3]	20,152,693	176,537

Total preferred securities (cost: $332,204,000)		332,731

Convertible stocks 0.23%
Consumer discretionary 0.13%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	957,190	147,694

Information technology 0.04%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	27,762	39,491

The Investment Company of America	9

Convertible stocks (continued)	Shares	Value (000)
Utilities 0.06%
NextEra Energy, Inc., convertible preferred units, 4.872% 2022	461,024	$27,292
Sempra Energy, Series A, convertible preferred shares, 6.00% 2021	403,467	40,250
		67,542

Total convertible stocks (cost: $192,060,000)		254,727

Convertible bonds & notes 0.15%	Principal amount (000)
Consumer discretionary 0.15%
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[5]	$114,843	153,229
Royal Caribbean Cruises Ltd., convertible notes, 2.875% 2023[5]	8,532	10,238

Total convertible bonds & notes (cost: $127,672,000)		163,467

Bonds, notes & other debt instruments 0.12%
U.S. Treasury bonds & notes 0.07%
U.S. Treasury 2.75% 2023	70,138	74,383

Corporate bonds, notes & loans 0.05%
Consumer discretionary 0.05%
Royal Caribbean Cruises Ltd. 11.50% 2025[5]	48,800	57,111

Total bonds, notes & other debt instruments (cost: $117,559,000)		131,494

Short-term securities 4.05%	Shares
Money market investments 4.05%
Capital Group Central Cash Fund 0.12%[4,6]	41,226,193	4,123,032
BlackRock Liquidity Funds – FedFund, Institutional Shares 0%[6,7]	97,100,000	97,100
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[6,7]	94,200,000	94,200
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[6,7]	44,541,292	44,541
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[6,7]	32,300,000	32,300
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[6,7]	13,200,000	13,200
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.02%[6,7]	8,800,000	8,800
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[6,7]	4,400,000	4,400

Total short-term securities (cost: $4,416,932,000)		4,417,573
Total investment securities 100.18% (cost: $66,436,064,000)		109,385,864
Other assets less liabilities (0.18)%		(197,564)

Net assets 100.00%		$109,188,300

10	The Investment Company of America

Investments in affiliates4

					Net
	Value of			Net	unrealized	Value of
	affiliates at			realized	appreciation	affiliates at	Dividend
	1/1/2020	Additions	Reductions	(loss) gain	(depreciation)	12/31/2020	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Common stocks 1.37%
Energy 0.00%
Concho Resources Inc.[8]	$877,297	$—	$186,998	$(312,360)	$3,743	$—	$6,678
Noble Energy, Inc.[8]	601,536	—	92,006	(547,034)	37,504	—	2,906
						—

Consumer discretionary 0.65%
Hasbro, Inc.	836,705	100,832	107,539	(37,867)	(82,448)	709,683	18,954
Consumer staples 0.72%
Lamb Weston Holdings, Inc.	703,028	384,802	292,594	32,621	(37,188)	790,669	8,534
Total common stocks						1,500,352
Short-term securities 3.78%
Money market investments 3.78%
Capital Group Central Cash Fund 0.12%[6]	5,198,794	13,847,440	14,921,598	443	(2,047)	4,123,032	36,255
Total 5.15%				$(864,197)	$(80,436)	$5,623,384	$73,327

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $9,398,389,000, which represented 8.61% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	All or a portion of this security was on loan. The total value of all such securities was $299,070,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security did not produce income during the last 12 months.
[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $220,578,000, which represented .20% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 12/31/2020.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Unaffiliated issuer at 12/31/2020.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

The Investment Company of America	11

Financial statements

Statement of assets and liabilities
at December 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value (includes $299,070 of investment securities on loan):
Unaffiliated issuers (cost: $61,307,979)	$103,762,480
Affiliated issuers (cost: $5,128,085)	5,623,384	$109,385,864
Cash		34,866
Cash denominated in currencies other than U.S. dollars (cost: $2,919)		2,919
Receivables for:
Sales of investments	9,422
Sales of fund’s shares	64,419
Dividends and interest	140,616
Securities lending income	740
Other	1,934	217,131
		109,640,780
Liabilities:
Collateral for securities on loan		294,541
Payables for:
Purchases of investments	29,760
Repurchases of fund’s shares	77,681
Investment advisory services	21,214
Services provided by related parties	22,651
Trustees’ deferred compensation	4,291
Other	2,342	157,939
Net assets at December 31, 2020		$109,188,300

Net assets consist of:
Capital paid in on shares of beneficial interest		$65,170,178
Total distributable earnings		44,018,122
Net assets at December 31, 2020		$109,188,300

See notes to financial statements.

12	The Investment Company of America

Statement of assets and liabilities

at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,459,326 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$68,122,504	1,533,470		$44.42
Class C	1,379,739	31,428		43.90
Class T	12	—	*	44.41
Class F-1	1,787,888	40,364		44.29
Class F-2	8,602,072	193,772		44.39
Class F-3	3,915,720	88,198		44.40
Class 529-A	3,169,168	71,550		44.29
Class 529-C	117,226	2,651		44.22
Class 529-E	83,666	1,896		44.14
Class 529-T	15	—	*	44.41
Class 529-F-1	11	—	*	44.21
Class 529-F-2	135,616	3,053		44.41
Class 529-F-3	11	—	*	44.41
Class R-1	70,069	1,591		44.03
Class R-2	659,113	14,951		44.09
Class R-2E	75,606	1,708		44.28
Class R-3	955,865	21,608		44.24
Class R-4	1,336,715	30,188		44.28
Class R-5E	100,998	2,276		44.38
Class R-5	195,712	4,407		44.41
Class R-6	18,480,574	416,215		44.40

*	Amount less than one thousand.

See notes to financial statements.

The Investment Company of America	13

Financial statements (continued)

Statement of operations
for the year ended December 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $23,403; also includes $73,327 from affiliates)	$2,044,103
Interest	26,845
Securities lending income (net of fees)	1,874	$2,072,822
Fees and expenses*:
Investment advisory services	228,570
Distribution services	184,542
Transfer agent services	65,838
Administrative services	29,305
Reports to shareholders	2,441
Registration statement and prospectus	1,669
Trustees’ compensation	1,283
Auditing and legal	304
Custodian	1,007
Other	2,080
Total fees and expenses before reimbursement	517,039
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		517,039
Net investment income		1,555,783

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	1,550,336
Affiliated issuers	(864,197)
In-kind redemptions	75,685
Currency transactions	1,604	763,428
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	11,408,114
Affiliated issuers	(80,436)
Currency translations	660	11,328,338
Net realized gain and unrealized appreciation		12,091,766
Net increase in net assets resulting from operations		$13,647,549

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

14	The Investment Company of America

Financial statements (continued)

Statements of changes in net assets

	Year ended December 31,
	2020	2019
Operations:
Net investment income	$1,555,783	$1,815,916
Net realized gain	763,428	4,591,152
Net unrealized appreciation	11,328,338	14,416,842
Net increase in net assets resulting from operations	13,647,549	20,823,910

Distributions paid to shareholders	(1,893,511)	(6,476,969)

Net capital share transactions	(5,530,573)	3,185,635

Total increase in net assets	6,223,465	17,532,576

Net assets:
Beginning of year	102,964,835	85,432,259
End of year	$109,188,300	$102,964,835

See notes to financial statements.

The Investment Company of America	15

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Prior to June 30, 2020, the initial sales charge was up to 5.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	The Investment Company of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

The Investment Company of America	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$4,575,279	$242,671	$—	$4,817,950
Materials	3,529,726	1,356,600	—	4,886,326
Industrials	8,671,255	518,147	—	9,189,402
Consumer discretionary	10,593,123	607,286	—	11,200,409
Consumer staples	6,080,339	2,101,911	—	8,182,250
Health care	12,303,277	2,549,886	—	14,853,163
Financials	8,127,707	368,062	—	8,495,769
Information technology	20,972,796	1,459,063	—	22,431,859
Communication services	14,678,389	78,632	—	14,757,021
Utilities	2,906,116	116,131	—	3,022,247
Real estate	2,249,476	—	—	2,249,476
Preferred securities	332,731	—	—	332,731
Convertible stocks	254,727	—	—	254,727
Convertible bonds & notes	—	163,467	—	163,467
Bonds, notes & other debt instruments	—	131,494	—	131,494
Short-term securities	4,417,573	—	—	4,417,573
Total	$99,692,514	$9,693,350	$—	$109,385,864

18	The Investment Company of America

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

The Investment Company of America	19

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2020, the total value of securities on loan was $299,070,000, and the total value of collateral received was $305,130,000. Collateral received includes cash of $294,541,000 and U.S. government securities of $10,589,000. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2020, the fund recognized $56,281,000 in reclaims (net of fees and the effect of realized gain or loss from currency translations) and $18,296,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S. and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

20	The Investment Company of America

During the year ended December 31, 2020, the fund reclassified $105,156,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$472,538
Undistributed long-term capital gains	949,680
Gross unrealized appreciation on investments	44,679,836
Gross unrealized depreciation on investments	(2,081,575)
Net unrealized appreciation on investments	42,598,261
Cost of investments	66,787,603

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2020						Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$966,135		$178,390		$1,144,525		$1,199,266		$2,813,523		$4,012,789
Class C	11,683		4,288		15,971		18,976		70,387		89,363
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	25,522		4,841		30,363		34,945		84,944		119,889
Class F-2	135,727		22,370		158,097		157,797		349,360		507,157
Class F-3	66,159		10,084		76,243		73,512		156,215		229,727
Class 529-A	43,198		8,121		51,319		52,417		126,964		179,381
Class 529-C	1,467		739		2,206		3,292		12,578		15,870
Class 529-E	1,023		235		1,258		1,398		3,782		5,180
Class 529-T	—	*	—	*	—	*	—	*	1		1
Class 529-F-1	1,527		334		1,861		2,293		5,024		7,317
Class 529-F-2†	533		—		533
Class 529-F-3†	—	*	—		—	*
Class R-1	554		200		754		901		3,357		4,258
Class R-2	4,951		1,776		6,727		7,489		28,654		36,143
Class R-2E	750		203		953		964		3,098		4,062
Class R-3	11,038		2,595		13,633		15,039		42,037		57,076
Class R-4	19,203		3,674		22,877		27,322		63,984		91,306
Class R-5E	1,459		242		1,701		1,120		2,936		4,056
Class R-5	3,717		618		4,335		5,673		11,545		17,218
Class R-6	312,342		47,813		360,155		353,523		742,653		1,096,176
Total	$1,606,988		$286,523		$1,893,511		$1,955,927		$4,521,042		$6,476,969

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2020, the investment advisory services fee was $228,570,000, which was equivalent to an annualized rate of 0.234% of average daily net assets.

The Investment Company of America	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2020, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	The Investment Company of America

For the year ended December 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$145,229		$46,856		$18,250		Not applicable
Class C	13,402		1,064		410		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	4,189		2,184		511		Not applicable
Class F-2	Not applicable		8,244		2,260		Not applicable
Class F-3	Not applicable		217		1,042		Not applicable
Class 529-A	6,507		1,955		839		$1,722
Class 529-C	1,792		142		56		115
Class 529-E	381		29		23		48
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	65		28		58
Class 529-F-2†	Not applicable		13		7		13
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	652		67		20		Not applicable
Class R-2	4,483		2,064		179		Not applicable
Class R-2E	403		138		20		Not applicable
Class R-3	4,386		1,307		263		Not applicable
Class R-4	3,118		1,233		374		Not applicable
Class R-5E	Not applicable		120		25		Not applicable
Class R-5	Not applicable		102		62		Not applicable
Class R-6	Not applicable		38		4,936		Not applicable
Total class-specific expenses	$184,542		$65,838		$29,305		$1,956

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,283,000 in the fund’s statement of operations reflects $589,000 in current fees (either paid in cash or deferred) and a net increase of $694,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $2,315,689,000 and $1,972,323,000, respectively, which generated $367,056,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2020.

The Investment Company of America	23

8. Warrants

As of December 31, 2020, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2020, the net asset value of each share class would have been reduced by approximately $0.02 per share. No warrants were exercised during the year ended December 31, 2020.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$3,285,188	86,876		$1,113,924		30,061		$(7,557,244)	(199,815)	$(3,158,132)	(82,878)
Class C	180,729	4,865		15,870		436		(540,393)	(14,275)	(343,794)	(8,974)
Class T	—	—		—		—		—	—	—	—
Class F-1	152,213	4,028		29,506		805		(492,077)	(13,171)	(310,358)	(8,338)
Class F-2	2,276,245	59,270		152,802		4,132		(2,716,811)	(71,568)	(287,764)	(8,166)
Class F-3	840,108	21,950		72,271		1,957		(976,901)	(25,986)	(64,522)	(2,079)
Class 529-A	362,161	9,368		51,299		1,387		(477,561)	(12,297)	(64,101)	(1,542)
Class 529-C	20,635	542		2,205		62		(198,659)	(5,153)	(175,819)	(4,549)
Class 529-E	5,945	157		1,257		34		(18,081)	(468)	(10,879)	(277)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	20,084	521		1,861		52		(135,299)	(3,502)	(113,354)	(2,929)
Class 529-F-2[3]	123,289	3,151		532		12		(4,780)	(110)	119,041	3,053
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	8,263	220		751		20		(19,924)	(532)	(10,910)	(292)
Class R-2	120,416	3,162		6,720		183		(182,350)	(4,826)	(55,214)	(1,481)
Class R-2E	15,495	399		953		26		(19,652)	(512)	(3,204)	(87)
Class R-3	155,079	4,090		13,617		369		(265,356)	(6,942)	(96,660)	(2,483)
Class R-4	144,530	3,807		22,864		620		(406,878)	(10,612)	(239,484)	(6,185)
Class R-5E	43,150	1,126		1,700		46		(24,415)	(623)	20,435	549
Class R-5	24,424	643		4,333		118		(113,946)	(2,961)	(85,189)	(2,200)
Class R-6	2,033,130	54,683		360,151		9,750		(3,043,956)	(79,905)	(650,675)	(15,472)
Total net increase (decrease)	$9,811,094	258,858		$1,852,616		50,070		$(17,194,283)	(453,258)	$(5,530,573)	(144,330)

24	The Investment Company of America

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class A	$2,639,532	70,091	$3,911,251	100,881		$(6,653,493)	(175,551)	$(102,710)	(4,579)
Class C	192,841	5,186	88,797	2,312		(437,680)	(11,762)	(156,042)	(4,264)
Class T	—	—	—	—		—	—	—	—
Class F-1	225,028	6,018	117,096	3,028		(332,072)	(8,805)	10,052	241
Class F-2	2,178,081	57,801	490,237	12,650		(1,798,534)	(47,482)	869,784	22,969
Class F-3	935,135	24,875	217,292	5,607		(598,859)	(15,784)	553,568	14,698
Class 529-A	241,683	6,415	179,329	4,637		(442,596)	(11,734)	(21,584)	(682)
Class 529-C	28,865	770	15,864	411		(100,193)	(2,668)	(55,464)	(1,487)
Class 529-E	5,816	155	5,176	134		(17,188)	(457)	(6,196)	(168)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	21,881	582	7,317	190		(22,965)	(607)	6,233	165
Class R-1	7,029	189	4,240	110		(21,033)	(557)	(9,764)	(258)
Class R-2	112,513	3,011	36,099	936		(179,649)	(4,794)	(31,037)	(847)
Class R-2E	19,260	515	4,061	105		(13,828)	(370)	9,493	250
Class R-3	152,126	4,072	57,013	1,475		(263,345)	(7,034)	(54,206)	(1,487)
Class R-4	134,606	3,592	91,272	2,362		(354,494)	(9,391)	(128,616)	(3,437)
Class R-5E	49,461	1,330	4,055	104		(15,480)	(406)	38,036	1,028
Class R-5	27,608	736	17,213	445		(66,956)	(1,785)	(22,135)	(604)
Class R-6	2,245,839	60,491	1,096,174	28,288		(1,055,791)	(27,220)	2,286,222	61,559
Total net increase (decrease)	$9,217,304	245,829	$6,342,487	163,675		$(12,374,156)	(326,407)	$3,185,635	83,097

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $36,077,543,000 and $40,884,643,000, respectively, during the year ended December 31, 2020.

The Investment Company of America	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2020	$39.57	$.60	$4.98	$5.58	$(.62)	$(.11)	$(.73)	$44.42	14.50%	$68,122		.59%		.59%		1.54%
12/31/2019	33.91	.70	7.53	8.23	(.76)	(1.81)	(2.57)	39.57	24.54	63,959		.59		.59		1.86
12/31/2018	40.39	.75	(3.28)	(2.53)	(.74)	(3.21)	(3.95)	33.91	(6.51)	54,973		.57		.57		1.85
12/31/2017	36.23	.69	6.41	7.10	(.68)	(2.26)	(2.94)	40.39	19.73	63,640		.57		.57		1.76
12/31/2016	33.37	.65	4.20	4.85	(.69)	(1.30)	(1.99)	36.23	14.59	58,402		.59		.59		1.86
Class C:
12/31/2020	39.10	.30	4.94	5.24	(.33)	(.11)	(.44)	43.90	13.64	1,380		1.33		1.33		.79
12/31/2019	33.54	.41	7.43	7.84	(.47)	(1.81)	(2.28)	39.10	23.57	1,580		1.35		1.35		1.09
12/31/2018	39.98	.42	(3.24)	(2.82)	(.41)	(3.21)	(3.62)	33.54	(7.24)	1,498		1.36		1.36		1.05
12/31/2017	35.89	.37	6.34	6.71	(.36)	(2.26)	(2.62)	39.98	18.77	1,806		1.38		1.38		.95
12/31/2016	33.08	.37	4.14	4.51	(.40)	(1.30)	(1.70)	35.89	13.70	1,710		1.39		1.39		1.06
Class T:
12/31/2020	39.56	.69	4.99	5.68	(.72)	(.11)	(.83)	44.41	14.79 [5]	—	[6]	.35	[5]	.35	[5]	1.77	[5]
12/31/2019	33.91	.79	7.52	8.31	(.85)	(1.81)	(2.66)	39.56	24.79 [5]	—	[6]	.35	[5]	.35	[5]	2.09	[5]
12/31/2018	40.38	.83	(3.27)	(2.44)	(.82)	(3.21)	(4.03)	33.91	(6.29)[5]	—	[6]	.36	[5]	.36	[5]	2.05	[5]
12/31/2017[7,8]	38.08	.56	4.59	5.15	(.59)	(2.26)	(2.85)	40.38	13.61 [5,9]	—	[6]	.38	[5,10]	.38	[5,10]	1.92	[5,10]
Class F-1:
12/31/2020	39.45	.57	4.98	5.55	(.60)	(.11)	(.71)	44.29	14.44	1,788		.65		.65		1.48
12/31/2019	33.82	.67	7.50	8.17	(.73)	(1.81)	(2.54)	39.45	24.43	1,922		.66		.66		1.78
12/31/2018	40.29	.71	(3.27)	(2.56)	(.70)	(3.21)	(3.91)	33.82	(6.59)	1,639		.66		.66		1.76
12/31/2017	36.15	.65	6.39	7.04	(.64)	(2.26)	(2.90)	40.29	19.60	2,039		.68		.68		1.66
12/31/2016	33.30	.62	4.18	4.80	(.65)	(1.30)	(1.95)	36.15	14.48	1,972		.69		.69		1.78
Class F-2:
12/31/2020	39.55	.67	4.98	5.65	(.70)	(.11)	(.81)	44.39	14.73	8,602		.38		.38		1.74
12/31/2019	33.90	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.55	24.76	7,986		.39		.39		2.05
12/31/2018	40.37	.82	(3.27)	(2.45)	(.81)	(3.21)	(4.02)	33.90	(6.31)	6,067		.39		.39		2.03
12/31/2017	36.21	.76	6.41	7.17	(.75)	(2.26)	(3.01)	40.37	19.94	4,840		.40		.40		1.93
12/31/2016	33.36	.71	4.19	4.90	(.75)	(1.30)	(2.05)	36.21	14.78	4,359		.41		.41		2.02
Class F-3:
12/31/2020	39.55	.72	4.98	5.70	(.74)	(.11)	(.85)	44.40	14.88	3,916		.28		.28		1.85
12/31/2019	33.90	.82	7.52	8.34	(.88)	(1.81)	(2.69)	39.55	24.89	3,571		.29		.29		2.16
12/31/2018	40.37	.86	(3.28)	(2.42)	(.84)	(3.21)	(4.05)	33.90	(6.24)	2,562		.30		.30		2.12
12/31/2017[7,11]	37.51	.74	5.17	5.91	(.79)	(2.26)	(3.05)	40.37	15.91 [9]	2,817		.30	[10]	.30	[10]	1.99	[10]
Class 529-A:
12/31/2020	39.46	.57	4.97	5.54	(.60)	(.11)	(.71)	44.29	14.43	3,169		.64		.64		1.49
12/31/2019	33.82	.67	7.52	8.19	(.74)	(1.81)	(2.55)	39.46	24.46	2,884		.65		.65		1.79
12/31/2018	40.29	.71	(3.27)	(2.56)	(.70)	(3.21)	(3.91)	33.82	(6.59)	2,495		.66		.66		1.76
12/31/2017	36.15	.65	6.40	7.05	(.65)	(2.26)	(2.91)	40.29	19.62	2,843		.66		.66		1.67
12/31/2016	33.30	.62	4.18	4.80	(.65)	(1.30)	(1.95)	36.15	14.49	2,351		.68		.68		1.77

See end of table for footnotes.

26	The Investment Company of America

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2020	$39.36	$.29	$4.97	$5.26	$(.29)	$(.11)	$(.40)	$44.22	13.60%		$117		1.37%		1.37%		.77%
12/31/2019	33.74	.39	7.49	7.88	(.45)	(1.81)	(2.26)	39.36	23.54		283		1.39		1.39		1.05
12/31/2018	40.19	.41	(3.26)	(2.85)	(.39)	(3.21)	(3.60)	33.74	(7.28)		293		1.41		1.41		1.01
12/31/2017	36.03	.35	6.37	6.72	(.30)	(2.26)	(2.56)	40.19	18.71		374		1.43		1.43		.90
12/31/2016	33.20	.35	4.16	4.51	(.38)	(1.30)	(1.68)	36.03	13.61		504		1.45		1.45		1.00
Class 529-E:
12/31/2020	39.31	.48	4.97	5.45	(.51)	(.11)	(.62)	44.14	14.20		84		.86		.86		1.26
12/31/2019	33.71	.59	7.47	8.06	(.65)	(1.81)	(2.46)	39.31	24.14		85		.88		.88		1.56
12/31/2018	40.16	.61	(3.25)	(2.64)	(.60)	(3.21)	(3.81)	33.71	(6.78)		79		.90		.90		1.52
12/31/2017	36.04	.56	6.37	6.93	(.55)	(2.26)	(2.81)	40.16	19.34		92		.90		.90		1.43
12/31/2016	33.21	.53	4.17	4.70	(.57)	(1.30)	(1.87)	36.04	14.20		84		.92		.92		1.53
Class 529-T:
12/31/2020	39.56	.67	4.99	5.66	(.70)	(.11)	(.81)	44.41	14.72	[5]	—	[6]	.40	[5]	.40	[5]	1.72	[5]
12/31/2019	33.91	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.56	24.72	[5]	—	[6]	.41	[5]	.41	[5]	2.03	[5]
12/31/2018	40.38	.81	(3.27)	(2.46)	(.80)	(3.21)	(4.01)	33.91	(6.34)[5]		—	[6]	.42	[5]	.42	[5]	2.00	[5]
12/31/2017[7,8]	38.08	.55	4.59	5.14	(.58)	(2.26)	(2.84)	40.38	13.57	[5,9]	—	[6]	.43	[5,10]	.43	[5,10]	1.88	[5,10]
Class 529-F-1:
12/31/2020	39.40	.65	4.97	5.62	(.70)	(.11)	(.81)	44.21	14.69	[5]	—	[6]	.40	[5]	.40	[5]	1.72	[5]
12/31/2019	33.78	.76	7.50	8.26	(.83)	(1.81)	(2.64)	39.40	24.72		115		.42		.42		2.02
12/31/2018	40.24	.80	(3.25)	(2.45)	(.80)	(3.21)	(4.01)	33.78	(6.34)		93		.43		.43		1.99
12/31/2017	36.11	.74	6.38	7.12	(.73)	(2.26)	(2.99)	40.24	19.88		83		.44		.44		1.89
12/31/2016	33.27	.70	4.17	4.87	(.73)	(1.30)	(2.03)	36.11	14.73		70		.46		.46		1.99
Class 529-F-2:
12/31/2020[7,12]	38.92	.12	5.55	5.67	(.18)	—	(.18)	44.41	14.56	[9]	136		.06	[9]	.06	[9]	.29	[9]
Class 529-F-3:
12/31/2020[7,12]	38.92	.13	5.54	5.67	(.18)	—	(.18)	44.41	14.59	[9]	—	[6]	.09	[9]	.06	[9]	.30	[9]
Class R-1:
12/31/2020	39.21	.30	4.95	5.25	(.32)	(.11)	(.43)	44.03	13.63		70		1.35		1.35		.77
12/31/2019	33.63	.40	7.45	7.85	(.46)	(1.81)	(2.27)	39.21	23.54		74		1.37		1.37		1.07
12/31/2018	40.07	.41	(3.24)	(2.83)	(.40)	(3.21)	(3.61)	33.63	(7.24)		72		1.38		1.38		1.03
12/31/2017	35.97	.36	6.36	6.72	(.36)	(2.26)	(2.62)	40.07	18.73		88		1.39		1.39		.94
12/31/2016	33.15	.37	4.15	4.52	(.40)	(1.30)	(1.70)	35.97	13.66		85		1.40		1.40		1.05

See end of table for footnotes.

The Investment Company of America	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2020	$39.26	$.29	$4.97	$5.26	$(.32)	$(.11)	$(.43)	$44.09	13.62%	$659	1.37%	1.37%	.76%
12/31/2019	33.67	.40	7.46	7.86	(.46)	(1.81)	(2.27)	39.26	23.54	645	1.39	1.39	1.06
12/31/2018	40.12	.41	(3.25)	(2.84)	(.40)	(3.21)	(3.61)	33.67	(7.26)	582	1.40	1.40	1.02
12/31/2017	36.01	.36	6.37	6.73	(.36)	(2.26)	(2.62)	40.12	18.75	687	1.39	1.39	.94
12/31/2016	33.18	.37	4.16	4.53	(.40)	(1.30)	(1.70)	36.01	13.68	653	1.39	1.39	1.06
Class R-2E:
12/31/2020	39.43	.40	4.99	5.39	(.43)	(.11)	(.54)	44.28	13.94	75	1.08	1.08	1.05
12/31/2019	33.81	.51	7.49	8.00	(.57)	(1.81)	(2.38)	39.43	23.89	71	1.09	1.09	1.35
12/31/2018	40.28	.53	(3.26)	(2.73)	(.53)	(3.21)	(3.74)	33.81	(6.99)	52	1.10	1.10	1.33
12/31/2017	36.15	.48	6.40	6.88	(.49)	(2.26)	(2.75)	40.28	19.14	43	1.09	1.09	1.23
12/31/2016	33.33	.47	4.19	4.66	(.54)	(1.30)	(1.84)	36.15	14.03	16	1.09	1.09	1.32
Class R-3:
12/31/2020	39.40	.46	4.98	5.44	(.49)	(.11)	(.60)	44.24	14.13	956	.92	.92	1.20
12/31/2019	33.78	.57	7.49	8.06	(.63)	(1.81)	(2.44)	39.40	24.08	949	.93	.93	1.51
12/31/2018	40.24	.59	(3.26)	(2.67)	(.58)	(3.21)	(3.79)	33.78	(6.84)	864	.94	.94	1.47
12/31/2017	36.11	.54	6.38	6.92	(.53)	(2.26)	(2.79)	40.24	19.28	1,028	.95	.95	1.38
12/31/2016	33.27	.52	4.18	4.70	(.56)	(1.30)	(1.86)	36.11	14.17	951	.95	.95	1.50
Class R-4:
12/31/2020	39.44	.58	4.98	5.56	(.61)	(.11)	(.72)	44.28	14.48	1,337	.62	.62	1.50
12/31/2019	33.81	.68	7.50	8.18	(.74)	(1.81)	(2.55)	39.44	24.46	1,435	.63	.63	1.81
12/31/2018	40.28	.72	(3.28)	(2.56)	(.70)	(3.21)	(3.91)	33.81	(6.58)	1,346	.64	.64	1.77
12/31/2017	36.14	.66	6.39	7.05	(.65)	(2.26)	(2.91)	40.28	19.64	1,688	.65	.65	1.68
12/31/2016	33.29	.63	4.19	4.82	(.67)	(1.30)	(1.97)	36.14	14.55	1,518	.64	.64	1.80
Class R-5E:
12/31/2020	39.54	.66	4.98	5.64	(.69)	(.11)	(.80)	44.38	14.69	101	.42	.42	1.70
12/31/2019	33.89	.76	7.52	8.28	(.82)	(1.81)	(2.63)	39.54	24.72	68	.43	.43	2.01
12/31/2018	40.36	.81	(3.27)	(2.46)	(.80)	(3.21)	(4.01)	33.89	(6.35)	24	.43	.43	2.01
12/31/2017	36.20	.76	6.39	7.15	(.73)	(2.26)	(2.99)	40.36	19.89	10	.44	.44	1.95
12/31/2016	33.36	.62	4.24	4.86	(.72)	(1.30)	(2.02)	36.20	14.69	3	.43	.43	1.71
Class R-5:
12/31/2020	39.56	.69	4.99	5.68	(.72)	(.11)	(.83)	44.41	14.82	196	.32	.32	1.80
12/31/2019	33.91	.80	7.52	8.32	(.86)	(1.81)	(2.67)	39.56	24.82	261	.33	.33	2.11
12/31/2018	40.38	.84	(3.27)	(2.43)	(.83)	(3.21)	(4.04)	33.91	(6.27)	245	.34	.34	2.07
12/31/2017	36.22	.78	6.41	7.19	(.77)	(2.26)	(3.03)	40.38	20.00	315	.35	.35	1.98
12/31/2016	33.36	.74	4.18	4.92	(.76)	(1.30)	(2.06)	36.22	14.85	262	.35	.35	2.12
Class R-6:
12/31/2020	39.56	.72	4.97	5.69	(.74)	(.11)	(.85)	44.40	14.85	18,480	.27	.27	1.85
12/31/2019	33.90	.82	7.53	8.35	(.88)	(1.81)	(2.69)	39.56	24.92	17,077	.28	.28	2.16
12/31/2018	40.38	.86	(3.28)	(2.42)	(.85)	(3.21)	(4.06)	33.90	(6.25)	12,548	.29	.29	2.13
12/31/2017	36.22	.80	6.41	7.21	(.79)	(2.26)	(3.05)	40.38	20.07	11,556	.30	.30	2.03
12/31/2016	33.36	.75	4.20	4.95	(.79)	(1.30)	(2.09)	36.22	14.92	6,977	.30	.30	2.14

	Year ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	39%	31%	36%	28%	25%

28	The Investment Company of America

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

The Investment Company of America	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the investment portfolio, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 11, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

30	The Investment Company of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2020, through December 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Investment Company of America	31

Expense example	(continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,186.90	$3.20	.58%
Class A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class C – actual return	1,000.00	1,182.62	7.26	1.32
Class C – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class T – actual return	1,000.00	1,188.41	1.88	.34
Class T – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-1 – actual return	1,000.00	1,186.62	3.53	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	1,188.28	2.04	.37
Class F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-3 – actual return	1,000.00	1,188.81	1.49	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	1,186.66	3.47	.63
Class 529-A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-C – actual return	1,000.00	1,182.18	7.43	1.35
Class 529-C – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class 529-E – actual return	1,000.00	1,185.42	4.68	.85
Class 529-E – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-T – actual return	1,000.00	1,188.06	2.21	.40
Class 529-T – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-F-1 – actual return	1,000.00	1,187.83	2.21	.40
Class 529-F-1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-F-2 – actual return†	1,000.00	1,188.06	.71	.39
Class 529-F-2 – assumed 5% return†	1,000.00	1,023.24	1.99	.39
Class 529-F-3 – actual return†	1,000.00	1,188.50	.60	.33
Class 529-F-3 – assumed 5% return†	1,000.00	1,023.54	1.68	.33
Class R-1 – actual return	1,000.00	1,182.56	7.37	1.34
Class R-1 – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2 – actual return	1,000.00	1,182.58	7.43	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2E – actual return	1,000.00	1,183.96	5.89	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	1,185.28	5.01	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	1,186.84	3.36	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	1,188.10	2.26	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	1,188.50	1.77	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	1,188.85	1.49	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 184 days.

32	The Investment Company of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2020:

Long-term capital gains	$315,767,000
Qualified dividend income	100%
Section 163(j) interest dividends	$19,941,000
Corporate dividends received deduction	$1,398,131,000
U.S. government income that may be exempt from state taxation	$14,597,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

The Investment Company of America	33

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

34	The Investment Company of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	2000	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2008	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	At Home Group Inc.
Kathy J. Williams, 1955	2019	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James Terrile, 1965 Senior Vice President and Trustee	2019	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None
William L. Robbins, 1968 Trustee	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	4	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The Investment Company of America	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Grant L. Cambridge, 1962 Co-President	2019	Partner — Capital International Investors, Capital Research and Management Company
Martin Romo, 1967 Co-President	2018	Chairman and Principal Executive Officer, Capital Research Company[6]; Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company;
		Chief Compliance Officer, Capital Research Company[6]
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Barry S. Crosthwaite, 1958 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President	1998	Partner — Capital Research Global Investors, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[6]
Donald D. O’Neal, 1960 Senior Vice President	1994	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]
Paul F. Roye, 1953 Senior Vice President	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Jessica C. Spaly, 1977 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Investment Company of America

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ICA

Registrant:

a) Audit Fees:
Audit	2019	105,000
	2020	216,000

b) Audit-Related Fees:
	2019	20,000
	2020	19,000

c) Tax Fees:
	2019	8,000
	2020	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,812,000
	2020	1,477,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2019	46,000
	2020	40,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,889,000 for fiscal year 2019 and $1,544,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: February 26, 2021

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 26, 2021